UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2007

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

3120 Scott Boulevard, Santa Clara, CA	95054
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Offer Letter

On May 12, 2007, DSP Group, Inc. (the “Company”) delivered an offer letter to NXP B.V. (“NXP”) pursuant to which the Company agreed to purchase the cordless and IP terminals business of NXP (the “Proposed Acquisition”) for an aggregate initial consideration of $270 million consisting of $200 million in cash and $70 million in the issuance of shares of the Company’s common stock on the basis of the average closing price per share for the Company’s common stock on NASDAQ Global Market during the twenty business days ending on the fifth business day prior to the closing of the Proposed Acquisition. The Company also agreed to a contingent cash payment of up to $75 million payable based on future revenue performance of the products of the cordless and IP terminals business for the first four financial quarters following the closing of the Proposed Acquisition. The Proposed Acquisition is subject to various closing conditions, including regulatory approvals. The Proposed Acquisition will be subject to the terms and conditions of a Share and Business Sale Agreement and other ancillary agreements to be entered into between the parties.

A copy of the Offer Letter is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

Information relating to the issuance of the Company’s common stock set forth in Item 1.01 is incorporated herein by reference. The shares to be issued in the Proposed Acquisition will be issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 7.01.  REGULATION FD DISCLOSURE

Press Release

On May 14, 2007, the Company issued a press release announcing the execution of the SBSA. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Exhibit 99.1 included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
2.1	Offer Letter dated May 12, 2007, from DSP Group, Inc. to NXP B.V.
99.1	Press release dated May 14, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: May 14, 2007	By:	/s/ Dror Levy
Dror Levy
Vice President, Finance, Chief Financial Officer and Secretary

3

EXHIBIT INDEX

Exhibit No.	Description
2.1	Offer letter, dated May 12, 2007, from DSP Group, Inc. to NXP B.V.

99.1	Press release dated May 14, 2007.

4